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                                                                   EXHIBIT 10.18

                             SECOND LEASE AMENDMENT

                                     BETWEEN

                          BENAROYA CAPITAL COMPANY, LLC

                                       AND

                                ICOS CORPORATION

This Second Lease Amendment dated August 13, 2001 is attached to and made part of that certain Lease dated May 20th, 1997, as amended by that First Lease Amendment dated February 18, 1998 (the "Lease") between Benaroya Capital Company, LLC., a Washington limited liability company, as Lessor ("Lessor") and ICOS Corporation., a Delaware corporation, as Lessee ("Lessee") in the Building known as Canyon Park - 4, at 2222 220th Street SE in Bothell, Washington (the "Premises"). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

In consideration of the mutual covenants and promises contained in this Second Lease Amendment, the First Lease Amendment, and the Lease, Lessor and Lessee agree as follows:

1. SECTION 1 PREMISES. The Premises' area is hereby amended to be 17,390 square feet, consisting of 13,022 square feet of office/laboratory area and 4,368 square feet of mezzanine storage area, as outlined on the floor plan of the Premises attached hereto as Exhibit A-1, which hereby replaces Exhibit A of the Lease.

2. SECTION 2 TERM. The Term of the Lease is hereby extended for an additional term of three (3) years, ten (10) months, and ten (10) days, commencing May 22, 2002 and expiring March 31, 2006 ("the First Extended Term"). This extension constitutes Lessee's exercise of the first (1st) of two (2) successive options to renew as provided in Section 34, Option to Extend, of the Lease, as amended by the First Lease Amendment, thereby leaving one
      (1) five (5) year option to renew remaining (the term of that renewal, if exercised will be for the period of April 1, 2006 to March 31, 2011). The actual term of this extension is (3) years, ten (10) months, and ten (10) days, rather than 5 years. Lessee has requested of Lessor, and Lessor has agreed, to revise the Term of the First Extended Term to be co-terminus with the other lease between Lessor and Lessee for the adjacent space in the CP-4 Building.

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8/13/01, Page 2


3. SECTION 3 RENT. During the First Extension Term, the Base Monthly Rent shall be as follows:

                        Months                          Base Monthly Rent
                        ------                          -----------------
          May 22, 2002 - May 21, 2003                      $ 9,944.00
          May 22, 2003 - May 21, 2004                      $10,416.00
          May 22, 2004 - May 21, 2005                      $10,911.00
          May 22, 2005 - March 31, 2006                    $11,429.00

4. SECTION 4 SECURITY DEPOSIT. The Security Deposit is hereby increased by Two Thousand Eight Hundred Twenty-Three and No/100 dollars ($2,823.00), from Eight Thousand Six Hundred Six and No/100 dollars ($8,606.00), to Eleven Thousand Four Hundred Twenty-Nine and No/100 dollars ($11,429.00).

Except as otherwise modified by the Terms of this Second Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect.

LESSOR:                                  LESSEE:
BENAROYA CAPITAL COMPANY, LLC.           ICOS CORPORATION


     /s/ Larry R. Benaroya                    /s/ Gary Wilcox
------------------------------------     ---------------------------------------
By: Larry R. Benaroya                    By: Gary Wilcox
Its: Manager                             Its: EVP, Operations

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8/13/01, Page 3


STATE OF WASHINGTON      ]
                         ] ss.
COUNTY OF KING           ]

I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                     /s/ Rebecca A. Bethel
                                     -------------------------------------------
                                     Notary Public in and for the
                                     State of Washington
                                     residing at Seattle
                                     Commission expires 11/9/02
                                     Print Name Rebecca A. Bethel

STATE OF WASHINGTON      ]
                         ] ss.
COUNTY OF Snohomish      ]

      I certify that I know or have satisfactory evidence that Gary Wilcox is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the representative, of ICOS CORPORATION, a Delaware corporation, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                     /s/ Lori L. Briseno
                                     -------------------------------------------
                                     Notary Public in and for the
                                     State of Washington
                                     residing at Snohomish
                                     Commission expires 4/29/02
                                     Print Name Lori L. Briseno
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8/13/01, Page 4

                                   EXHIBIT A-1
                           FLOOR PLAN OF THE PREMISES